Filed pursuant to Rule 497(a) Registration No. 333-231089 Rule 482ad

Hercules Capital Closes Public Offering of $325.0 Million 2.625% Notes due 2026

Notes due 2026 Initially Assigned a Baa3 and BBB+ by Moody’s Investors Service and Kroll Bond Rating Agency, Respectively

PALO ALTO, Calif., September 16, 2021 – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”), today announced that it has closed an underwritten public offering of $325.0 million in aggregate principal amount of 2.625% notes due 2026 (the “Notes”).

The Notes are unsecured and bear interest at a rate of 2.625% per year, payable semiannually and will mature on September 16, 2026 and may be redeemed in whole or in part at any time or from time to time at the Company’s option at par, plus a “make whole” premium, if applicable.

The Company expects to use the net proceeds from this offering (i) to repurchase or redeem all or a portion of the Company’s asset-backed notes (the “Asset-Backed Notes,” comprising the Company’s 4.605% asset-backed notes due 2027 and 4.703% asset-backed notes due 2028), (ii) to fund investments in debt and equity securities in accordance with the Company’s investment objective, and (iii) for other general corporate purposes.

Goldman Sachs & Co. LLC, SMBC Nikko Securities America, Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC acted as joint book-running managers of this offering.

This press release does not constitute a notice of redemption with respect to any of the Asset-Backed Notes.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $12.0 billion to over 530 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under the ticker symbol “HTGC.” In addition, Hercules has one retail bond issuance of 6.25% Notes due 2033 (NYSE: HCXY).

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act.

The information disclosed in this press release is made as of the date hereof and reflects Hercules’ most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

(650) 433-5578

mhara@htgc.com